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                                  EXHIBIT 10.32


                         Schedule of additional Warrants
        Issued in Connection with Series C 8% Convertible Preferred Stock


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                                                                       No. of Shares
Date of             Name of Warrant                     Warrant        of Common            Exercise       Expiration
Issuance            Recipient                           No.            Stock                Price          Date
--------            ---------------                     -------        -------------        --------       ----------
7/13/99             Progressive Group                   C-2            150,000              $3.00          7/13/2004
11/12/99            The Shaar Fund, Ltd.                C-1b           100,000              $3.00          7/13/2004
11/12/99            The Shaar Fund, Ltd.                C-3            200,000              $2.00          7/13/2004

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